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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 2, 2007


                       NEW YORK REGIONAL RAIL CORPORATION
             (Exact name of Registrant as specified in its charter)


        Delaware                         000-28583              13-3081571
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
incorporation or organization)                               Identification No.)

                 5266 Seneca Street, West Seneca, New York 14224
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (716) 675-6015
                                  -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-14(c))



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ITEM 5.02.  DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        As of December 31, 2006, Donald B. Hutton resigned as Chief Executive Officer of the Board of Directors of New York Regional Rail Corporation (the "Company"). Mr. Hutton did not resign as a result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Mr. Hutton will remain a Director of the Company's Board of Directors.

        Subsequent to Mr. Hutton's resignation, on January 2, 2007, the Board elected James W. Cornell, the Chairman of Board, as its Chief Executive Officer. Mr. Cornell will serve in both positions.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS. The following exhibit is filed as a part of this Form 8-K:


   Exhibit No.                             Description
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       99.1           Resignation letter of Donald B Hutton, dated December 31,
                      2006


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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:      January 2, 2007                  NEW YORK REGIONAL RAIL CORPORATION


                                             By:    /S/ JAMES W. CORNELL
                                                --------------------------------

                                             Name:       James W. Cornell
                                             Title:      Chairman of the Board